                                                                   Exhibit 10.20


Lease Agreement
--------------------------------------------------------------------------------

                           Lease agreement (Tranche 3)

                                     between

                               RSL Com Europe Ltd

                                       and

                             AB LM Ericsson Finans

--------------------------------------------------------------------------------
                                                        Commercial in confidence

Lease Agreement
--------------------------------------------------------------------------------

          Contents;

      1.   General Agreement

      2.   Tranche 3 Special Terms

      3.   General Terms

      4.   Exhibit 1 - Description of the equipment

      5.   Exhibit 2 - Option dates and option prices

      6.   Exhibit 3 - Termination value

      7.   Exhibit 5 - Form for supplier's consent

      8.   Exhibit 6 - Form for acceptance of delivery

      9.   Exhibit 7 - Rent payments

     10.   Exhibit 11 - Debenture

     11.   Exhibit 12 - Form for sub-lessee's consent

--------------------------------------------------------------------------------
                                                        Commercial in confidence

General Agreement                                                          1(12)
--------------------------------------------------------------------------------


                                    AGREEMENT

                                     between

                             AB L M ERICSSON FINANS

                                       and

                             RSL COM EUROPE LIMITED

                                   relating to

           Lease of Tranche 1, Tranche 2, Tranche 3 and Tranche 4 for
                         RSL's European Network Roll-Out

--------------------------------------------------------------------------------
                                                        Commercial in confidence

General Agreement                                                          2(12)
--------------------------------------------------------------------------------


            This agreement ("Agreement") is made and entered into between

            AB L M ERICSSON FINANS, a Swedish limited liability company,

            and

            RSL Com Europe Ltd., a UK limited liability company with its registered address at 9 Old Queens Street Westminster London, SW1H 9JA England.

                        -------------- o --------------

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed in two counterparts on the last day below written.

            AB LM ERICSSON                           RSL COM EUROPE LTD
            FINANS

            Date:                                    Date:  10/4/96

            By: /s/ AB LM Ericsson Finans            By: /s/ R. WILLIAMS
                -------------------------                -----------------------

            Name: AB LM Ericsson Finans              Name: R. WILLIAMS
                  -----------------------

            Title: ______________________            Title: President & CEO

--------------------------------------------------------------------------------
                                                        Commercial in confidence

General Agreement                                                          3(12)
--------------------------------------------------------------------------------


            AGREEMENT

            This agreement outlines the Special Terms for the lease agreement under which AB LM Ericsson Finans is prepared to undertake the commitment to provide a lease facility to RSL Com Europe Ltd up to the equivalent of USD 10,000,000 (ten million US dollars).

            Each individual lease agreement (for tranche 1, tranche 2, tranche 3 and tranche 4) will consist of the following:

            o Special Terms which will consist of clauses 1 to 18 below as modified to reflect tranche specific circumstances. Where a clause is left blank in the Special Terms the corresponding clause of the General Terms shall apply.

            o     General Terms

            o     Exhibits: Exhibit 1 is tranche specific.

--------------------------------------------------------------------------------
                                                        Commercial in confidence

General Agreement                                                          4(12)
--------------------------------------------------------------------------------


      1     DEFINITIONS

      1.1 In each tranche specific lease agreement, the following terms and conditions, which are not defined in the General Terms, shall have the following meanings:

            "Account": tranche specific.

            There is no collateral provided for the Lessee's obligations under the Agreement and all references to "Collateral" shall be inoperative.

            "Currency of Payment": tranche specific

            "Commitment" means the commitment of Lessor to provide a lease facility to lessee up to the equivalent of USD 10,000,000 (ten million US dollars). This Commitment can be drawn in no more than four tranches. Tranches shall consist of equipment as follows:

            o  Tranche 1, all equipment in order Y3344 (contract December 7,
               1995) excluding Sweden and Finland SSP SW

            o Tranche 2, equipment in respect of which lessee shall have issued acceptance certificates issued by Lessee for the Equipment in accordance with Clause 4.3 of the General Terms, before July 1, 1996

            o Tranche 3, equipment in respect of which lessee shall have issued acceptance certificates issued by Lessee for the Equipment in accordance with Clause 4.3, before January 1, 1997

            o Tranche 4, equipment in respect of which lessee shall have issued acceptance certificates issued by Lessee for the Equipment in accordance with Clause 4.3, before July 1, 1997

            "Expire Date" means the date occurring 72 months after the Lease Commencement Date, or such later date as may follow from an agreement to extend the lease pursuant to Clause 13.8.

            "Final Availability Date" means

            o  for Tranche 1, June 30, 1996,

            o  for Tranche 2, July 2, 1996,

            o  for Tranche 3, January 2, 1997,

            o  for Tranche 4, July 2, 1997.

            "Language" means the English language.

            "Lease Commencement Date" means,

            o for Tranche 1, in respect of the AXE 10 Switching Systems at any location, the date when the acceptance certificate is issued by Lessee for the Equipment at that Location in accordance with Clause 4.3 or such other date when the Equipment shall be deemed to be accepted by the Lessee hereunder.

            o  for Tranche 2, 1 July 1996

            o  for Tranche 3, 1 January 1997

            o  for Tranche 4, 1 July 1997

--------------------------------------------------------------------------------
                                                        Commercial in confidence

General Agreement                                                          5(12)
--------------------------------------------------------------------------------


            "LOCATION": tranche specific.

            "MARGIN" means four and one half (4.5) percentage points.

            "PURCHASE PRICE" means the sum specified in exhibit 1 for each tranche.

            "SECURITY DOCUMENTS" means the Debenture comprised in Exhibit 11.

            There is no "SECURITY PROVIDER" under the Agreement and all references to "SECURITY PROVIDER" shall be inoperative.

            "SUPPLIER": tranche specific and means the Ericsson company with whom a supply agreement is concluded.

            "SUPPLY AGREEMENT" Tranche specific and means a Supply and Installation Contract to be concluded between Lessee and Supplier.

--------------------------------------------------------------------------------
                                                        Commercial in confidence

General Agreement                                                          6(12)
--------------------------------------------------------------------------------


      2     CONDITIONS PRECEDENT

      2.1 The following additional documents shall be delivered pursuant to Clause 2.1:

            A business plan reflecting the equity increase provided for in Clause 2.2.

            Sub-lessee's consent, in the form attached hereto as Exhibit 12, signed and delivered by Cyberlink Sweden AB, Sweden, and Cyberlink International OY, Finland.

            Clause 2.1(g) regarding legal opinion shall not be applicable.

      2.2 The following additional condition(s) shall be met pursuant to Clause 2.2:

            Lessee shall increase the value of the equity of Lessee with USD four million six hundred thousand (4,600,000) (such equity to be defined in accordance with the International Accounting Standards of
            IASC) evidenced by a balance sheet certified by the Lessee's auditors.

            The Debenture (Exhibit 11) shall become effective.

      3     ASSIGNMENT

            Clause 3.1 shall read as follows:

      3.1 The Lessee does hereby assign to the Lessor all of the Lessee's rights and interest in respect of the Equipment under the Supply Agreement, including, but not limited to, the right to acquire ownership to hardware parts and license to use software parts of the Equipment and the benefit of all warranties in respect of the Equipment contained in the Supply Agreement. In the event that ownership rights of any hardware parts have already been transferred from Supplier to Lessee under the Supply Agreement such ownership rights are hereby assigned to Lessor.

      3.2 The Lessor hereby assumes the Lessee's obligation to pay the Purchase Price and take delivery of the Equipment under the Supply Agreement. The Lessor does not assume any of the Lessee's other obligations under the Supply Agreement, and the Lessee shall in respect of such obligations at all times remain liable to the Seller as if this Agreement had not been executed.

      3.3 When the Lessor exercises any of the rights under the Supply Agreement or makes any claim with respect to the Equipment, the terms and conditions of the Supply Agreement shall apply to, and be binding upon, the Lessor.

--------------------------------------------------------------------------------
                                                        Commercial in confidence

General Agreement                                                          7(12)
--------------------------------------------------------------------------------


      3.4 The Lessor shall procure that the Seller consents to the assignment and assumption by the Lessor of certain rights and obligations under the Supply Agreement in the form attached hereto as Exhibit 5. Except as provided in Exhibit 5, the Supply Agreement shall not be modified by this Agreement.

      3.5 Neither party shall enter into any other agreement that would amend, modify or supplement the Supply Agreement without the prior written consent of the other party.

      3.6 If the Lease Commencement Date has not occurred on or prior to the Final Availability Date, the Lessor shall be entitled to terminate this Agreement by giving written notice to the Lessee and the Supplier. Following such notice of termination all rights assigned to the Lessee pursuant to Clause 3.1 shall be reassigned to the Lessee, and the Lessor shall be released from the obligations assumed pursuant to Clause 3.2, which shall be reassumed by the Lessee. On receipt of the Lessor's certificate evidencing the Lessor's costs incurred in connection with the entering into and termination of this Agreement, the Lessee shall promptly reimburse the Lessor for all such costs.

            Clause 3 shall not apply to any services. Examples of services are Interconnect support, On-site second line support, On-site services and Support for maintenance.

      4     SELECTION, DELIVERY AND INSPECTION

      4.6 Equipment already in the possession of the lessee on the date of this agreement shall be deemed to be delivered, and shall be accepted by the lessee pursuant to this clause 4 unless otherwise agreed in writing by the lessor.

      5     LEASE

      5.6 The following sentence shall be read in conjunction with clause 5.6 of the General Terms:

            For the avoidance of doubt, the Guarantees and Warrantees and other rights refer to the rights of the lessee arising under the supply agreement and any reference to rights in this clause 5.6 shall include Guarantees and Warranties.

      6     PAYMENTS

      6.1   Clause 6.1 shall not be applicable.

      6.2 For Tranche 2, Tranche 3 and Tranche 4 only, Initial Rent Payment shall be capitalised and added to the outstanding balance of the Purchase Price for all purposes of this agreement.

--------------------------------------------------------------------------------
                                                        Commercial in confidence

General Agreement                                                          8(12)
--------------------------------------------------------------------------------


            The initial Rent Payment shall be calculated as follows:

            Accrued interest on the aggregate amounts paid by Lessor for the applicable items of Equipment under the terms of Supply Agreement, up to and including the Lease Commencement Date. This payment shall accrue at an interest rate which shall be equal to one month LIBOR, as defined below, plus four and one half (4.5) percentage points, as determined on the first Business Day of each month. The interest shall be calculated on the basis of actual days elapsed, but computed using a 360-day year, and shall be compounded monthly.

            One month LIBOR shall be determined as the arithmetic mean of the rates of interest per annum for one month's deposits of US Dollars which are offered to prime banks that participate in the London market

            (i) as such rates appear on the page designated as page "LIBO" on the Reuters Monitor Money Rates Service ("LIBO Page") as of
                  10.00 a.m. (London time) on such date, if two or more quotations appear on the LIBO Page for such date, or

            (ii) by the principal London offices of Barclays Bank plc, Morgan Guaranty Trust Company of New York, and National Westminster Bank plc as of 10.00 a.m. (London time) on such date, if fewer than two quotations appear on the LlBO Page for such date.

      6.3 Lessee covenants and agrees to pay Lessor in immediately available funds twenty (20) Rent Payments in arrears during the Lease Period. The first Rent Payment shall become due on the day falling six (6) months after the Lease Commencement Date which is for:

            o Tranche 1, attributable to the date of the first AXE 10 Switching System to be accepted.

            o  Tranche 2, July 1, 1996

            o  Tranche 3, January 1, 1997

            o  Tranche 4, July 1, 1997.

            Thereafter, the following three (3) Rent Payments shall become due on the last day of each following six (6) months period. Thereafter, the following sixteen (16) Rent Payments shall become due on the last day of each following three (3) months period, provided however, that the last Rent Payment shall become due on the last day of the Lease Period.

      6.12 For each amount of the Purchase Price to be paid by the Lessor to the Supplier in currency different from GBP, the Lessor will determine the Purchase Price in GBP by converting such amount into GBP at the rate of exchange at which the Lessor is or would be able to purchase GBP in the foreign exchange market for spot delivery at or around 11.00

--------------------------------------------------------------------------------
                                                        Commercial in confidence

General Agreement                                                          9(12)
--------------------------------------------------------------------------------


            a.m. Stockholm time two (2) Business Days prior to the date of Lessor's payment.

      6.13 The Lessor shall notify the Lessee of the amount of any Rent Payment due no later than 10 working days prior to the relevant Rent Payment date.

      7     USE, MAINTENANCE AND ALTERATIONS

      7.5 Subject as provided herein, the Lessee may not, without prior written notice to the Lessor, permanently remove any part from, or alter or make additions to, the equipment. Such written notice shall be without responsibility on the part of the lessor for any interference with the operations of the equipment or impairment of its value.

      7.8 Lessee may sub-lease the Equipment to Cyberlink Sweden AB and Cyberlink International OY, provided that (i) the sub-lease shall terminate one day prior to the expiration or termination for whatever cause of this Agreement, (ii) the sub-lessee shall undertake in writing to be bound by the terms and conditions of this Agreement and accept Lessor as third party beneficiary, (iii) Lessee shall remain responsible to Lessor in accordance with the terms of this Agreement and shall be responsible to Lessor for any acts or omissions of the sub-licensee as if such acts and omissions were undertaken by Lessee, and (iv) the sub-lessees shall have executed the sub-lessee's consent attached hereto as Exhibit 12.

      8     INDEMNITIES

      8.3 The Lessee shall be responsible for and reimburse the lessor against all taxes, duties and other charges levied or imposed by any Government or local authority against the Lessor or the Lessee and relating to this agreement or the Equipment except for taxes on the Lessor's overall income.

      9     INSURANCES

            [     ]

      10    INFORMATION

      10.1  (f)   budget for the current year in the form of consolidated
                  balance sheet, consolidated cash flow and consolidated income statement, and projections for the following year of consolidated balance sheet, consolidated cash flow and consolidated income statement, and upon request from lessor, detailed information to be reviewed at lessee's premises.

--------------------------------------------------------------------------------
                                                        Commercial in confidence

General Agreement                                                         10(12)
--------------------------------------------------------------------------------


      10.1  (h)   site asset register

      11    OWNERSHIP AND MARKING

      11.1  [             ]

      11.2 There shall be, displayed in a prominent position in the immediate vicinity of the equipment which is subject to this lease, a notice bearing the inscription "Any and all equipment in this room bearing the Ericsson name is owned by AB LM Ericsson Finans." This notice will be provided and affixed by Ericsson.

            The inscription provided for in Clause 11.2 shall be in English, Swedish or Finnish as applicable.

      12    EVENTS OF DEFAULT

      12.1  (a)   the lessee shall fail to pay any amount due under this
                  agreement within five (5) business days after notice thereof has been given to the lessee;

      12.1  (q)   The debt/equity ratio of Lessee exceeds one to one (1:1).

            For this purpose:

            (i) debt is defined as any indebtedness to a third party, any indebtedness to any affiliate to Lessee which is not subordinated to this Agreement, and including debt obligations under this Agreement

            (ii) equity is defined as the sum of ordinary share capital issued and fully paid together with any fully paid share premium, any undistributable reserves, any retained earnings and any indebtedness which is subordinated to the obligations under this Agreement

      12.2  (a)   enter the premises of the lessee or any other place where the equipment may be located and reposess the equipment, disconnecting and separating all thereof from any other property using all reasonable means necessary to do so.;

      13    PURCHASE OPTION

            The Option Dates and the Option Prices are defined in Exhibit 2. The Lessee shall pay to the Lessor 70% of all costs and expenses incurred by Lessor in connection with the sale of the Equipment under this Clause 13, where costs and expenses are defined as the actual administrative costs at no more than (pound)19,000 (nineteen thousand) per purchase option exercise event, where each event can encompass one or several tranches

--------------------------------------------------------------------------------
                                                        Commercial in confidence

General Agreement                                                         11(12)
--------------------------------------------------------------------------------


      14    RETURN OF THE EQUIPMENT

      14.1 The Equipment shall be returned to Stockholm, Sweden to the premises of the Lessor, or as otherwise notified by Lessor

      15    REPRESENTATIONS AND WARRANTIES

      15.1  The following additional representation and warranty is made by the
            Lessee:

            - the business plan related to Lessee's business activities provided for in Clause 2.1 has been prepared in accordance with generally accepted accounting principles and practices in the UK and present fairly and correctly the financial position of Lessee as at the date thereof and the results of the operations of Lessee, respectively, for the period referred to in the business plan, and as at date referred to in the business plan, Lessee had no significant liabilities (contingent or otherwise) which are not disclosed by, or reserved against, in the business plan.

      16    RIGHTS REMEDIES AND WAIVERS

            [          ]

      17    MISCELLANEOUS

      17.5  Lessor    AB L M ERICSSON FINANS
                      S-126 25 STOCKHOLM
                      Sweden

                      Telephone: +46 8 719 00 00
                      Telefax: +46 8 719 90 50
                      Telex:  14910 ERIC S

                      For the attention of: Finance department

            Lessee:   RSL COM EUROPE LTD
                      Victoria House
                      London Square
                      Cross Lanes
                      Guidford
                      Surrey
                      England

                      Telephone: +44 1483 457300
                      Telefax: +44 1483 457733

                      For the attention of: Mr. Richard Williams

--------------------------------------------------------------------------------
                                                        Commercial in confidence

General Agreement                                                         12(12)
--------------------------------------------------------------------------------


      17.11 Clause 17.11 shall not apply.

      17.12 With advance notice of five (5) Business days, the lessor (or its nominee) shall at any time during working hour have the right to enter the premises of the lessee or any other place where the equipment may be located for the purpose of inspecting the same or observing its use.

      17.13 Clause 17.13 shall not apply.

      17.14 The following additional provisions shall apply.

            The Lessee shall not, without Lessors prior written consent, create, assume, incur or suffer to be created, assumed or incurred or permit to subsist any mortgage, lien, pledge or other encumbrance of any kind ("Encumbrance") upon any of its present or future revenues or assets, for the purpose of securing any indebtedness (or any guarantee or other obligation in respect of any indebtedness) now or hereafter existing. Lessee shall however be entitled to make such Encumbrance, except any Encumbrance on the equipment subject to this Agreement without Lessor's prior consent for securing medium and long term indebtedness with an aggregate value not exceeding USD 2,000,000.

      17.15 For tranche 1 only, in the event that the Swedish Export Credit Board (EKN) would approve a guarantee of the lease payments within four (4) months from the date of this agreement, either party may call for good faith negotiations as to the amendment of relevant parts of this agreement. Should the parties not be able to agree on such amendment within two (2) months from the date of the EKN approval, this agreement shall remain in full force without any changes.

      18    APPLICABLE LAW AND JURISDICTION

            [           ]

--------------------------------------------------------------------------------
                                                        Commercial in confidence

Special Terms - Tranche 3                                                  1(11)
--------------------------------------------------------------------------------


                                 LEASE AGREEMENT

                                     between

                             AS L M ERICSSON FINANS

                                       and

                             RSL COM EUROPE LIMITED

                                   relating to

                                    TRANCHE 3

--------------------------------------------------------------------------------
                                                        Commercial in confidence

Special Terms - Tranche 3                                                  2(11)
--------------------------------------------------------------------------------


            This lease agreement ("Agreement") is made and entered into between

            AB L M ERICSSON FINANS, a Swedish limited liability company, hereinafter called the "Lessor",

            and

            RSL Com Europe Ltd., a UK limited liability company with its registered address at 9 Old Queens Street Westminster London, SW1H 9JA England, hereinafter called the "Lessee".

            This Agreement, consisting of this signature cover page, the general terms of Agreement ("General Terms") and the special terms of Agreement ("Special Terms") as well as the Exhibits (as defined below), sets out the terms on which the Lessor agrees to lease the Equipment (as defined below) to the Lessee. The General Terms set out the main terms of the Agreement. The Special Terms set out the customer specific terms of the Agreement, as an amendment or complement to the corresponding terms (with corresponding numbering) of the General Terms.

                            ---------- o ------------

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed in two counterparts on the last day below written.


            AB L M ERICSSON                    RSL COM EUROPE LTD
            FINANS

            Date:  30 December, 1996           Date: 24th December 1996


            By:   /s/ AB L M Ericsson Finans   By:   /s/ R. E. Williams
                  --------------------------         -----------------------

            Name: /s/ AB L M Ericsson Finans   Name: /s/ R. E. WILLIAMS
                  --------------------------         -----------------------

            Title: ___________________         Title: President & CEO

--------------------------------------------------------------------------------
                                                        Commercial in confidence

Special Terms - Tranche 3                                                  3(11)
--------------------------------------------------------------------------------


            TABLE OF CONTENTS

            SPECIAL TERMS/GENERAL TERMS

             1   Definitions                                                   4
             2   Conditions precedent                                          5
             3   Assignment                                                    5
             4   Selection, delivery and inspection                            6
             5   Lease                                                         6
             6   Payments                                                      7
             7   Use, maintenance and alterations                              8
             8   Indemnities                                                   8
             9   Insurances                                                    8
            10   Information                                                   8
            11   Ownership and marking                                         9
            12   Events of default                                             9
            13   Purchase option                                               9
            14   Return of the equipment                                      10
            15   Representations and warranties                               10
            16   Rights, remedies and waivers                                 10
            17   Miscellaneous                                                10
            18   Applicable law and jurisdiction                              11

            EXHIBITS

             1   Description of the Equipment
             2   Option Dates and Option Prices
             3   Termination Value
             4   (Not applicable)
             5   Form for Supplier's consent
             6   Form for acceptance of delivery
             7   Rent Payments
             8   (Not applicable)
             9   (Not applicable)
            10   (Not applicable)
            11   Debenture
            12   Form for sub-lessee's consent

--------------------------------------------------------------------------------
                                                        Commercial in confidence

Special Terms - Tranche 3                                                  4(11)
--------------------------------------------------------------------------------


            SPECIAL TERMS

      1     DEFINITIONS

      1.1 In this Agreement the following terms and conditions, which are not defined in the General Terms, shall have the following meanings:

            "ACCOUNT" means, on the date hereof, Lessors account #5554-822959 with Skandinaviska Enskilda Banken, Stockholm, Sweden.

            There is no collateral provided for the Lessee's obligations under the Agreement and all references to "COLLATERAL" shall be inoperative.

            "CONSENT AND AGREEMENT" means the document comprised in Exhibit 5 tranche 1, which shall be valid for tranche 3 also.

            "CURRENCY OF PAYMENT" means Pound Sterling (GBP).

            "EXPIRE DATE" means the date occurring 72 months after the Lease Commencement Date, or such later date as may follow from an agreement to extend the lease pursuant to Clause 13.8.

            "FINAL AVAILABILITY DATE" means March 30, 1997.

            "LANGUAGE" means the English language.

            "LEASE COMMENCEMENT DATE" means January 1, 1997.

            "LOCATION" means Chuchill House, 142-146 Old Street, London EC1, England, Merenneidonkuja 8, 02130 Espoo, Finland, 164 bis, Avenue Charles de Gaulle, 92526 Neuilly-sur-Seine, cedex, France, Lyoner Strasse 36, D-60528 Frankfurt, Germany

            "MARGIN" means four and one half (4.5) percentage points.

            "PURCHASE PRICE" means the sum specified in Exhibit 1, converted to GBP as per Clause 6.12

            "SECURITY DOCUMENTS" means the Debenture comprised in Exhibit 11 tranche 1.

            There is no "SECURITY PROVIDER" under the Agreement and all references to "SECURITY PROVIDER" shall be inoperative.

            "SUPPLIER" means Ericsson Ltd, UK

            "SUPPLY AGREEMENT" means the "Supply and Installation Contract" concluded between Lessee and Supplier on December 7, 1995 and to include the following amendments;

            Ericsson Offer Y3659 for Cisco routers ordered by RSL 26 July 1996 (PO number RSL 96/155).

--------------------------------------------------------------------------------
                                                        Commercial in confidence

Special Terms - Tranche 3                                                  5(11)
--------------------------------------------------------------------------------


            Ericsson Offer Y3663 for IDNX equipment ordered by RSL 9 September 1996.

            Ericsson offer Y3665 for PFA equipment ordered by RSL 9 September 1996.

            Ericsson Offer Y3709 for AXE extension ordered by RSL 22 October 1996 (PO number RSL 96/306).

            Ericsson Offer C/JN:96-102 for Echo Cancellors for Finland delivered and installed during April 1996.

      2     CONDITIONS PRECEDENT

      2.1 The following additional documents shall be delivered pursuant to Clause 2.1;

            Sub-lessee's consent, in the form attached hereto as Exhibit 12, signed and delivered by RSL Com OY, Finland, RSL Com France S.A. and RSL Com Deutschland GmbH.

            Clause 2.1(g) regarding legal opinion shall not be applicable.

      2.2   Clause 2.2(a) shall not be applicable.

            The following additional condition(s) shall be met pursuant to Clause 2.2:

            The Debenture (Exhibit 11) shall become effective.

      3     ASSIGNMENT

            Clause 3.1 shall read as follows:

      3.1 The Lessee does hereby assign to the Lessor all of the Lessee's rights and interest in respect of the Equipment under the Supply Agreement, including, but not limited to, the right to acquire ownership to hardware parts and license to use software parts of the Equipment and the benefit of all warranties in respect of the Equipment contained in the Supply Agreement. In the event that ownership rights of any hardware parts have already been transferred from Supplier to Lessee under the Supply Agreement, such ownership rights are hereby assigned to Lessor.

            The Lease shall only apply for Equipment and installation related thereto, and shall not apply to services such as on-site services and support for maintenance.

--------------------------------------------------------------------------------
                                                        Commercial in confidence

Special Terms - Tranche 3                                                  6(11)
--------------------------------------------------------------------------------


      3.2 The Lessor hereby assumes the Lessee's obligation to pay the Purchase Price and take delivery of the Equipment under the Supply Agreement. The Lessor does not assume any of the Lessee's other obligations under the Supply Agreement, and the Lessee shall in respect of such obligations at all times remain liable to the Seller as if this Agreement had not been executed.

      3.3 When the Lessor exercises any of the rights under the Supply Agreement, or makes any claim with respect to the Equipment, the terms and conditions of the Supply Agreement shall apply to, and be binding upon, the Lessor.

      3.4 The Lessor shall procure that the Seller consents to the assignment and assumption by the Lessor of certain rights and obligations under the Supply Agreement in the form attached hereto as Exhibit 5. Except as provided in Exhibit 5, the Supply Agreement shall not be modified by this Agreement.

      3.5 Neither party shall enter into any other agreement that would amend, modify or supplement the Supply Agreement without the prior written consent of the other party.

      3.6 If the Lease Commencement Date has not occurred on or prior to the Final Availability Date, the Lessor shall be entitled to terminate this Agreement by giving written notice to the Lessee and the Supplier. Following such notice of termination all rights assigned to the Lessee pursuant to Clause 3.1 shall be reassigned to the Lessee, and the Lessor shall be released from the obligations assumed pursuant to Clause 3.2, which shall be reassumed by the Lessee. On receipt of the Lessor's certificate evidencing the Lessor's costs incurred in connection with the entering into and termination of this Agreement, the Lessee shall promptly reimburse the Lessor for all such costs.

      4     SELECTION, DELIVERY AND INSPECTION

      4.6 Equipment already in the possession of the Lessee on the date of this agreement shall be deemed to be delivered, and shall be accepted by the Lessee pursuant to this Clause 4 unless otherwise agreed in writing by the Lessor.

      5     LEASE

      5.6 The following sentence shall be read in conjunction with Clause 5.6 of the General Terms;

            For the avoidance of doubt, the Guarantees and Warrantees and other rights refer to the rights of the Lessee arising under the supply agreement and any reference to rights in this Clause 5.6 shall include Guarantees and Warranties.

--------------------------------------------------------------------------------
                                                        Commercial in confidence

Special Terms - Tranche 3                                                  7(11)
--------------------------------------------------------------------------------


      6     PAYMENTS

      6.1   Clause 6.1 shall not be applicable.

      6.2 Initial Rent Payment shall be capitalised and added to the outstanding balance of the Purchase Price for all purposes of this Agreement.

            The initial Rent Payment shall be calculated as follows;

            Accrued interest on the aggregate amounts paid by Lessor for the applicable items of Equipment under the terms of Supply Agreement, up to and including the Lease Commencement Date. This payment shall accrue at an interest rate which shall be equal to one month LIBOR, as defined below, plus four and one half (4.5) percentage points, as determined on the first Business Day of each month. The interest shall be calculated on the basis of actual days elapsed, but computed using a 360-day year, and shall be compounded monthly.

            One month LIBOR shall be determined as the arithmetic mean of the rates of interest per annum for one month's deposits of US Dollars which are offered to prime banks that participate in the London market

            (i) as such rates appear on the page designated as page "LIBO" on the Reuters Monitor Money Rates Service ("LIBO Page"') as of
                  10.00 a.m. (London time) on such date, if two or more quotations appear on the LIBO Page for such date, or

            (ii) by the principal London offices of Barclays Bank plc, Morgan Guaranty Trust Company of New York, and National Westminster Bank plc as of 10.00 a.m. (London time) on such date, if fewer than two quotations appear on the LIBO Page for such date.

      6.3 Lessee covenants and agrees to pay Lessor in immediately available funds twenty (20) Rent Payments in arrears during the Lease Period. The first Rent Payment shall become due on the day falling six (6) months after the Lease Commencement Date. Thereafter, the following three (3) Rent Payments shall become due on the last day of each following six (6) months period. Thereafter, the following sixteen
            (16) Rent Payments shall become due on the last day of each following three (3) months period, provided however, that the last Rent Payment shall become due on the last day of the Lease Period.

      6.12 For each amount of the Purchase Price to be paid by the Lessor to the Supplier in FIM, the Lessor will determine the Purchase Price in GBP by converting such amount of FIM, respectively, into GBP at the rate of exchange at which the Lessor is or would be able to purchase GBP with FIM, respectively, in the foreign exchange market for spot delivery at or around 11.00 a.m. Stockholm time two (2) Business Days prior to the date of Lessor's payment.

--------------------------------------------------------------------------------
                                                        Commercial in confidence

Special Terms - Tranche 3                                                  8(11)
--------------------------------------------------------------------------------


      6.13 The Lessor shall notify the Lessee of the amount of any Rent Payment due no later than 10 working days prior to the relevant Rent Payment date.

      7     USE, MAINTENANCE AND ALTERATIONS

      7.5 Subject as provided herein, the Lessee may not, without prior written notice to the Lessor, permanently remove any part from, or alter or make additions to, the equipment. Such written notice shall be without responsibility on the part of the lessor for any interference with the operations of the equipment or impairment of its value.

      7.8 Lessee may sub-lease the Equipment to RSL Com Finland OY, RSL Com France S.A. and RSL Com Deutschland GmbH, provided that (i) the sub-lease shall terminate one day prior to the expiration or termination for whatever cause of this Agreement, (ii) the sub-lessee shall undertake in writing to be bound by the terms and conditions of this Agreement and accept Lessor as third party beneficiary, (iii) Lessee shall remain responsible to Lessor in accordance with the terms of this Agreement and shall be responsible to Lessor for any acts or omissions of the sub-licensee as if such acts and omissions were undertaken by Lessee, and (iv) the sub-lessees shall have executed the sub-lessee's consent attached hereto as Exhibit 12.

      8     INDEMNITIES

      8.3 The Lessee shall be responsible for and reimburse the lessor against all taxes, duties and other charges levied or imposed by any Government or local authority against the Lessor or the Lessee and relating to this agreement or the Equipment except for taxes on the Lessor's overall income.

      9     INSURANCES

            [            ]

      10    INFORMATION

      10.1  (f)   budget for the current year in the form of consolidated
                  balance sheet, consolidated cash flow and consolidated income statement and projections for the following year of consolidated balance sheet, consolidated cash flow and consolidated income statement, and upon request from Lessor, detailed information to be reviewed at Lessee's premises.

      10.1  (h)   site asset register

--------------------------------------------------------------------------------
                                                        Commercial in confidence

Special Terms - Tranche 3                                                  9(11)
--------------------------------------------------------------------------------


      11    OWNERSHIP AND MARKING

      11.1  [           ]

      11.2 There shall be, displayed in a prominent position in the immediate vicinity of the equipment which is subject to this lease, a notice bearing the inscription "Any and all equipment in this room bearing the Ericsson name is owned by AB LM Ericsson Finans." This notice will be provided and affixed by Ericsson.

            The inscription provided for in Clause 11.2 shall be in English, or Finnish as applicable.

      12    EVENTS OF DEFAULT

      12.1  (a)   the lessee shall fail to pay any amount due under this
                  agreement within five (5) business days after notice thereof has been given to the Lessee;

      12.1  (q) The debt/equity ratio of Lessee exceeds one to one (1:1).

            For this purpose:

            (i) debt is defined as any indebtedness to a third party, any indebtedness to any affiliate to Lessee which is not subordinated to this Agreement, and including debt obligations under this Agreement

            (ii) equity is defined as the sum of ordinary share capital issued and fully paid together with any fully paid share premium, any undistributable reserves, any retained earnings and any indebtedness which is subordinated to the obligations under this Agreement.

      12.2  (a)   enter the premises of the Lessee or any other place where the equipment may be located and reposess the equipment, disconnecting and separating all thereof from any other property any using all reasonable means necessary to do so.;

      13    PURCHASE OPTION

            The Option Dates and the Option Prices are defined in Exhibit 2. The Lessee shall pay to the Lessor 70% of all costs and expenses incurred by Lessor in connection with the sale of the Equipment under this Clause 13, where costs and expenses are defined as the actual administrative costs at no more than (pound)19,000 (nineteen thousand) per purchase option exercise event, where each event can encompass one or several tranches.

--------------------------------------------------------------------------------
                                                        Commercial in confidence

Special Terms - Tranche 3                                                 10(11)
--------------------------------------------------------------------------------


      14    RETURN OF THE EQUIPMENT

      14.1 The Equipment shall be returned to Stockholm, Sweden to the premises of the Lessor, or as otherwise notified by Lessor.

      15    REPRESENTATIONS AND WARRANTIES

      15.1  The following additional representation and warranty is made by the
            Lessee:

            - the business plan related to Lessee's business activities provided for in Clause 2.1 has been prepared in accordance with generally accepted accounting principles and practices in the UK and represent fairly and correctly the financial position of Lessee as at the date thereof and the results of the operations of Lessee, respectively, for the period referred to in the business plan, and as at date referred to in the business plan, Lessee had no significant liabilities (contingent or otherwise) which are not disclosed by, or reserved against, in the business plan.

      16    RIGHTS, REMEDIES AND WAIVERS

            [           ]

      17    MISCELLANEOUS

      17.5  Lessor:      AB L M ERICSSON FINANS
                         S-126 25 STOCKHOLM
                         Sweden

                         Telephone: +46 8 719 00 00
                         Telefax:  +48 8 719 90 50
                         Telex:   14910 ERIC S

                         For the attention of: Finance department

--------------------------------------------------------------------------------
                                                        Commercial in confidence

Special Terms - Tranche 3                                                 11(11)
--------------------------------------------------------------------------------


            Lessee:      RSL COM EUROPE LTD
                         Victoria House
                         London Square
                         Cross Lanes
                         Guidford
                         Surrey
                         England

                         Telephone: +44 1483 457300
                         Telefax: +44 1483 457733

                         For the attention of: Mr. Richard Williams and copy to Mr Jim Betts

      17.11 Clause 17.11 shall not apply.

      17.12 With advance notice of five (5) Business days, the Lessor (or its nominee) shall at any time during working hour have the right to enter the premises of the Lessee or any other place where the equipment may be located for the purpose of inspecting the same or observing its use.

      17.13 Clause 17.13 shall not apply.

      17.14 The following additional provisions shall apply.

            The Lessee shall not, without Lessor's prior written consent, create, assume, incur or suffer to be created, assumed or incurred or permit to subsist any mortgage, lien, pledge or other encumbrance of any kind ("Encumbrance") upon any of its present or future revenues or assets, for the purpose of securing any indebtedness (or any guarantee or other obligation in respect of any indebtedness) now or hereafter existing. Lessee shall however be entitled to make such Encumbrance, except any Encumbrance on the equipment subject to this Agreement, without Lessor's prior consent for securing medium and long term indebtedness with an aggregate value not exceeding USD 2,000,000.

      18    APPLICABLE LAW AND JURISDICTION

            [            ]

--------------------------------------------------------------------------------
                                                        Commercial in confidence

                                                                           1(19)


            GENERAL TERMS

            DEFINITIONS

      1.1 In this Agreement the following terms and expressions shall have the following meanings:

            "ACCOUNT" means the account specified in the Special Terms or any other bank account designated by the Lessor from time to time.

            "AGREEMENT" means this Agreement consisting of two parts, Special Terms and General Terms, and the Exhibits hereto, as hereafter amended from time to time.

            "BUSINESS DAY" means a day on which banks are open for business in Stockholm and, in respect of any payment to be made hereunder, also in the principal financial center of the currency of such payment.

            "COLLATERAL" means any collateral provided as security for the Lessee's obligations under this Agreement, as specified in the Special Terms.

            "CURRENCY OF PAYMENT" means the currency of payment under the Agreement as specified in the Special Terms.

            "DEFAULT" means an event which with the giving of notice and/or the passage of time and/or the making of any determination of materiality or fulfilment of any other applicable condition (or any combination of the foregoing) would constitute an Event of Default.

            "DEFAULT RATE" means the interest rate calculated as two (2) per cent per annum above the higher of the Interest Rate and the Lessor's cost of funds from whatever sources it may select.

            "DELIVERY DATE" means the date on which the Equipment is actually delivered to the Lessee by the Supplier.

            "EVENTS OF DEFAULT" means any of the events of default specified in Clause 12 or a failure by the Lessee to meet a deferred condition precedent as specified in Clause 2.3.

            "EVENT OF LOSS" means any of the following events:

            (i) the Equipment shall be lost, stolen, destroyed or irreparably damaged;

            (ii) insurance proceeds shall be received based upon an event of total or constructive total loss with respect to the Equipment under an insurance policy;

            (iii) title to the Equipment shall be taken or requisitioned by any governmental body by condemnation or otherwise;

            (iv) the use of the Equipment shall be taken or requisitioned by any governmental body by condemnation or otherwise for a period

                                                                           2(19)


                  longer than three (3) months (or the remaining term of the Lease Period, if less); or

            (v) as a result of any rule, regulation, order or other action by the relevant authority, any governmental body having jurisdiction or any court of competent jurisdiction, the normal operation or use of the Equipment shall have been prohibited for a period of six months.

            "EQUIPMENT" means the equipment described in Exhibit 1 and includes any part thereof, and all replacements, renewals and additions made in or to such equipment together with the Technical Documents and all handbooks, manuals, data and drawings relating thereto.

            "EXPIRY DATE" means the date specified as such in the Special Terms or such later date as may follow from an agreement to extend the lease pursuant to Clause 13.8.

            "FINAL AVAILABILITY DATE" has the meaning specified in the Special Terms.

            "GENERAL TERMS" means the second part of this Agreement.

            "INITIAL RENT PAYMENT" means the payment of the initial rent in the Currency of Payment calculated in accordance with Clause 6.2., Special Terms.

            "INITIAL RENT PAYMENT DATE" means each date on which an Initial Rent Payment shall be made as set forth in Clause 6.2, Special Terms.

            "INTEREST RATE" means, in respect of each Rent Payment, LIBOR (as quoted on the fifth Business Day prior to the preceding Rent Payment Date, or, in the case the first Rent Payment Date, the Lease Commencement Date) in each case plus the Margin.

            "LANGUAGE" has the meaning specified in the Special Terms.

            "LEASE COMMENCEMENT DATE" means the last day of the month when an acceptance certificate is issued by Lessee in accordance with Clause
            4.4 or such other date when the Equipment shall be deemed to be accepted by the Lessee hereunder.

            "LEASE PERIOD" means the period commencing on the Lease Commencement Date and ending on the earlier of (i) the Expiry Date, (ii) the day on which this Agreement or the leasing of the Equipment is terminated pursuant to the terms hereof, and (iii) the Rent Payment Date on which the Lessee has exercised its option to purchase the Equipment pursuant to Clause 13.

            "LIBOR" means the arithmetic mean (rounded to the next higher one hundred thousandth of a percentage point) of the rates of interest per annum for three months' deposits of US Dollars which are offered to prime banks in the London interbank market (i) as such rates appear on the page designated as page "LIBO" on the Reuters Monitor Money Rates Service ("LIBO Page") as of 10.00 a.m. (London time) on such date, if two or more quotations appear on the LIBO Page for such date, or (ii) by the principal London offices of Barclays Bank plc, Morgan Guaranty Trust Company of New York, and National Westminster Bank plc as of 10.00 a.m. (London time) on such date, if fewer than two quotations appear on the LIBO Page for such date.

            "LOCATION" means the location specified in the Special Terms.

                                                                           3(19)


            "MARGIN" has the meaning specified in the Special Terms.

            "MANAGEMENT FEE PAYMENT" means the payment of the management fee, calculated in accordance with Clause 6.1.. Special Terms

            "MANAGEMENT FEE PAYMENT DATE" means the date on which the Management Fee shall be made as set forth in Clause 6.1.. Special Terms

            "OPTION PRICE" means the price specified in Exhibit 2 for the relevant Option Date.

            "OPTION DATE" means the date(s) on which Lessee is granted an option to purchase the Equipment pursuant to Clause 13, Special Terms.

            "PURCHASE PRICE" means the sum of the purchase price payable to the Supplier under the Supply Agreement and all other costs and expenses of whatever nature payable by the Lessor in respect of the acquisition of the Equipment. The purchase price under the Supply Agreement is set out in the Special Terms.

            "RENT PAYMENT" means the periodical payment for the lease of the Equipment in the Currency of Payment, calculated in accordance with Clause 6.4.

            "RENT PAYMENT DATE" means each date on which a Rent Payment shall be made as set forth in Clause 6.3.. Special Terms.

            "SECURITY DOCUMENT" means any pledge agreement, guarantee or other document providing security for the Lessee's obligations under this Agreement, as specified in the Special Terms.

            "SECURITY PROVIDER" means any party to a Security Document other than the Lessor.

            "SPECIAL TERMS" means the first part of this Agreement.

            "SUPPLIER" has the meaning specified in the Special Terms.

            "SUPPLY AGREEMENT" has the meaning specified in the Special Terms.

            "TECHNICAL DOCUMENTS" means all documentation in respect of the Equipment delivered by the Supplier under the Supply Agreement.

            "TERMINATION VALUE" means the value specified in Exhibit 3.

      1.2 The terms and conditions in the General Terms are complemented and amended by the Special Terms and in case of any discrepancy, the Special Terms shall prevail.

      1.3 Any reference to a clause with a certain number shall, unless the context otherwise requires, be construed as a reference to the clause with such number in the General Terms, as amended or complemented by the corresponding clause in the Special Terms. In case a clause with such number does not exist in the General Terms, the reference shall be solely to the clause with such number in the Special Terms.

      2     CONDITIONS PRECEDENT

      2.1 The obligations of the Lessor under this Agreement are subject to the receipt of the following documents, in form and substance satisfactory to the Lessor, on or

                                                                           4(19)


            before the earlier of (i) the day falling thirty (30) Business Days after the date hereof and (ii) the Lease Commencement Date:

            (a) a certified copy of the constituent documents for the Lessee and each Security Provider;

            (b) evidence that the Lessee and each Security Provider is duly registered at the relevant authority as a limited liability company or other kind of business entity, as described in the recital to this Agreement or the relevant Security Document;

            (c) evidence that the Lessee has all necessary licenses and permits to operate the Equipment and enter into this Agreement and the Supply Agreement;

            (d) evidence that the person(s) which has (have) signed this Agreement and the Supply Agreement on behalf of the Lessee are duly authorised to do so;

            (e) evidence that the person(s) which has (have) signed the Security Documents on behalf of each Security Provider are duly authorised to do so;

            (f) the latest available finance report of the Lessee and each Security Provider;

            (g) a legal opinion from independent counsel acceptable to Lessor, substantially in the form of Exhibit 4 at the expense of Lessee; and

            (h)   other document(s) specified in the Special Terms.

      2.2 The obligation of the Lessor to lease the Equipment to the Lessee is subject to the following conditions having been met on or before the Lease Commencement Date:

            (a) the Initial Rent Payment shall have been received by the Lessor;

            (b) the Lessor shall have acquired such rights and title to the Equipment as is provided in the Supply Agreement;

            (c) the Lessor shall have received a certified copy of an insurance certificate evidencing that the Equipment is insured in accordance with Clause 9;

            (d) no Default shall have occurred or would occur as a result of the commencement of the Lease Period; and

            (e)   other condition(s) specified in the Special Terms.

      2.3 The conditions precedent set out in Clauses 2.1 and 2.2 are inserted for the sole benefit of the Lessor and may be waived or deferred, with or without conditions, by the Lessor. If the Lessor agrees to the commencement of the Lease Period without all conditions having been met, such conditions shall, unless otherwise is agreed, be deferred for ten (10) Business Days from the Lease Commencement Date. If any condition is not met on the date to which it has been deferred, it shall constitute an Event of Default hereunder.

                                                                           5(19)


      3     ASSIGNMENT

      3.1 The Lessee does hereby assign to the Lessor all of the Lessee's rights and interest in respect of the Equipment under the Supply Agreement, including, but not limited to, the right to acquire ownership to hardware parts and license to use software parts of the Equipment and the benefit of all warranties in respect of the Equipment contained in the Supply Agreement.

      3.2 The Lessor hereby assumes the Lessee's obligation to pay the Purchase Price and take delivery of the Equipment under the Supply Agreement. The Lessor does not assume any of the Lessee's other obligations under the Supply Agreement and the Lessee shall in respect of such obligations at all times remain liable to the Seller as if this Agreement had not been executed.

      3.3 When the Lessor exercises any of the rights under the Supply Agreement, or makes any claim with respect to the Equipment, the terms and conditions of the Supply Agreement shall apply to, and be binding upon, the Lessor.

      3.4 The Lessor shall procure that the Seller consents to the assignment and assumption by the Lessor of certain rights and obligations under the Supply Agreement in the form attached hereto as Exhibit 5. Except as provided in Exhibit 5, the Supply Agreement shall not be modified by this Agreement.

      3.5 Neither party shall enter into any other agreement that would amend, modify or supplement the Supply Agreement without the prior written consent of the other party.

      3.6 If the Lease Commencement Date has not occurred on or prior to the Final Availability Date, the Lessor shall be entitled to terminate this Agreement by giving written notice to the Lessee and the Supplier. Following such notice of termination all rights assigned to the Lessee pursuant to Clause 3.1 shall be reassigned to the Lessee, and the Lessor shall be released from the obligations assumed pursuant to Clause 3.2, which shall be reassumed by the Lessee. On receipt of the Lessor's certificate evidencing the Lessors costs incurred in connection with the entering into and termination of this Agreement the Lessee shall promptly reimburse the Lessor for all such costs.

      4     SELECTION, DELIVERY AND INSPECTION

      4.1 The Lessee has been responsible for agreeing the design, capacity, quality and specification of the Equipment with the Supplier. The Lessor is only responsible for the financing of the Equipment and the Lessee accepts that the Lessor shall have no responsibility whatsoever for the design, capacity, quality and specification of the Equipment.

      4.2 Unless otherwise instructed in writing by the Lessor, the Lessee shall be responsible for and arrange to take delivery of the Equipment from the Supplier at a place to be agreed between the Lessee and the Supplier and notified by the Lessee to the Lessor. The Lessor shall not be liable for any damage or loss arising directly or indirectly from any delay or failure in delivery (or, where applicable, installation) of the Equipment.

      4.3 The Lessee shall on behalf of the Lessor issue the final acceptance certificate to the Supplier under the Supply Agreement and any defect or other objection relating to any part of the Equipment shall be dealt with by the Lessee directly with the Supplier. Simultaneously with the issuance of the acceptance certificate the Lessee shall send a copy of the said certificate to Lessor. The Lessee's

                                                                           6(19)


            acceptance of delivery from the Supplier on behalf of the Lessor shall constitute conclusive acceptance also under this Agreement. If the Lessee fails to give timely notice under the Supply Agreement of any defect or other objection to the Supplier, the Equipment shall as between the Lessor and the Lessee be considered to have been property and timely delivered in good condition and satisfactory working order.

      4.4 The Lessee shall, within five (5) Business Days after the last of the Delivery Dates, sign and deliver to the Lessor a certificate of delivery in the form attached hereto as Exhibit 6. This certificate shall be in addition to any certificates or acknowledgements that may be required by the Supplier.

      4.5 All risk of loss or damage to the Equipment shall as between the Lessor and the Lessee pass to the Lessee when such risk passes from the Supplier to the Lessor under the Supply Agreement.

      4.6 Equipment already in the possession of the Lessee on the date of this Agreement shall be deemed to be delivered to and accepted by the Lessee pursuant to this Clause 4 unless otherwise agreed in writing by the Lessor.

      5     LEASE

      5.1 The Lessor agrees to lease to the Lessee, and the Lessee agrees to lease from the Lessor, the Equipment upon the terms set forth in this Agreement.

      5.2 The term of this Agreement shall, unless earlier terminated pursuant to the express provisions hereof, expire on the Expiry Date. The Lessee shall have no right to request an extension of the Lease Period other than in accordance with Clause 13.8.

      5.3 The Lessee leases the Equipment "as is". The Lessor does not let or supply the Equipment to the Lessee with or subject to any condition or warranty, express or implied, whether statutory or otherwise, whether as to the state of quality of the Equipment or as to description, repair or fitness for any purpose or otherwise, and all such conditions and warranties are herein expressly excluded.

      5.4 No third party (including any affiliate of the Lessor) has any authority to bind the Lessor or make any representation or give any warranty or guarantee on behalf the Lessor.

      5.5 The Lessor shall not be liable for any defects or deficiencies in the Equipment or for any direct or consequential damages therefrom or for any interruption in the Lessee's business occasioned by the Lessee's inability to use the Equipment for any reason whatsoever. The Lessor shall under no circumstances be liable to provide the Lessee with any replacement equipment.

      5.6 The Lessor hereby assigns to the Lessee for the Lease Period any and all guarantees, warranties and other rights (ownership excluded) which may have been (or in the future are) given to the Lessor in respect of the Equipment and which the Lessor has the right to assign. The Lessor shall take all reasonable steps, at the cost and expense of the Lessee, to obtain all necessary consents to so assign. To the extent that any rights may not be assigned to the Lessee, such rights shall, as between the Lessor and the Lessee, solely inure to the benefit of the Lessee, and the Lessor shall, at the Lessee's sole expense and risk, enforce such rights or give the Lessee a power of attorney to enforce in the Lessor's name.

                                                                           7(19)


6     PAYMENTS

6.1 The Lessee shall make the Management Fee Payment on the Management Fee Payment Date, as set forth in the Special Terms.

6.2 The Lessee shall make the Initial Rent Payments on the Initial Rent Payment Dates, as set forth in the Special Terms.

6.3 The Lessee shall make the Rent Payments on the Rent Payment Dates, as set forth in the Special Terms.

6.4 The Rent Payments due on each Rent Payment Date shall consist of the sum of (i) an amount equivalent to the percentage of the Purchase Price set forth opposite such Rent Payment Date in Exhibit 7 under the heading "Per cent of the Purchase Price in each Rent Payment" and (ii) an amount equal to the interest that would nave accrued (calculated at the Interest Rate on the actual number of days elapsed on a 360 day/year basis) on the outstanding balance of the Purchase Price during the period commencing on the preceding Rent Payment Date (or, in the case of the first Rent Payment, the Lease Commencement Date) set fourth in Exhibit 7 under the heading "Outstanding balance in per cent of the Purchase Price".

6.5 Lessor shall not later than two (2) Business Days before the commencement of each rent period in writing quote to Lessee the Interest Rate and the Rent Payment for the subsequent period. Unless Lessee has raised any objections to the quotation no later than five (5) Business Days after the receipt of the quotation, it shall be deemed valid for the relevant rent period.

6.6 The Lessee shall make any payment to be made to the Lessor under this Agreement (by telex advice) in immediately available funds to the Account.

6.7 In event that the Lessor does not receive on the due date any amount due under this Agreement, the Lessee shall pay to the Lessor on demand interest on such amount from and including the due date to the date of actual payment at the Default Rate.

6.8 Whenever a payment is due on a day which is not a Business Day, such payment shall be made on the next Business Day.

6.9 The Lessee undertakes an unconditional obligation to make the Initial Rent Payment and the Rent Payments as specified in this Clause 6. The Lessee shall not be released from the obligation to pay any sum due hereunder by reason of any defect or deficiency in the Equipment, or the Equipment becoming wholly or partially unserviceable for any reason, including reasons beyond the Lessee's control. All payments hereunder shall be made by the Lessee free and clear of any right of set-off or counterclaim.

6.10 The Lessee shall pay all taxes and other governmental charges on any payment hereunder, and the Lessee shall pay to the Lessor together with any payment hereunder, the applicable amount of value added tax (if any) at the then applicable rate thereon. If value added tax or any other tax or charge is assessed on a payment already made hereunder, the Lessee shall at the request of the Lessor promptly reimburse the Lessor for such tax or charge.

6.11 All payments hereunder shall be made free and clear of all deductions or withholdings whatsoever. In the event that the Lessee is required by law to make any deduction or withholding on account of tax or otherwise from any such payments, or any new taxes or levies are imposed on such payments, or there is

                                                                           8(19)


      an increase in the existing taxes or levies on such payments, the sum due from the Lessee shall be increased to the extent necessary to ensure that, after such deduction or withholding is made, the Lessor receives a net sum equal to the sum which the Lessor would have received had no deduction or withholding been made.

7     USE, MAINTENANCE AND ALTERATIONS

7.1 The Lessee shall use the Equipment in a careful and proper manner and in accordance with the Technical Documents and any insurance required hereunder. The Lessee shall ensure that the Equipment is only used and operated by properly skilled personnel. The Lessee shall not use or permit the Equipment to be used in contravention of any law or regulation or for any purpose for which the Equipment is not designed and suitable.

7.2 The Lessee shall not do or permit to be done anything which may expose any part of the Equipment to penalty, forfeiture, impounding, detention or destruction and not abandon any part of the Equipment.

7.3 The Lessee shall, at its own expense, keep the Equipment in good working order and condition and make all necessary adjustments, repairs and replacements. The Lessee shall procure that all parts of the Equipment are properly serviced in accordance with recommendations of the manufacturer thereof and the Technical Documents. The lessee shall keep such records of the maintenance and use of the Equipment as the Lessor from time to time specifies.

7.4 The Lessee shall, at its own expense, obtain and keep in full force and effect all permissions, licences and other authorisations which may at any time be required in connection with the possession or use of the Equipment and the due performance by the Lessee of its obligations under this Agreement. The Lessee shall comply with all statutory and other official obligations relating to the possession and use of the Equipment and shall at its own expense add to or install with the Equipment any safety or other equipment required by any applicable law or regulation to be so added or installed for the lawful use or operation of the Equipment.

7.5 Subject as provided herein, the Lessee may not, without the prior written approval of the Lessor, permanently remove any part from, or alter or make additions to Equipment. Such written approval shall be without responsibility on the part of the Lessor for any interference with the operation of the Equipment or impairment of its value.

7.6 The Lessee shall solely bear the responsibility for theft of the Equipment, and all damage to the Equipment, whether caused by criminal actions or vandalism or otherwise arising. If the Equipment is lost or damaged in whole or in part, the Lessee shall promptly replace or repair the Equipment as appropriate. Any insurance proceeds received by the Lessor in respect of any such loss or damage shall be paid to the Lessee when the Lessor has received satisfactory evidence that the Equipment has, or will be, replaced or repaired in accordance with this Agreement.

7.7 All alterations and additions to the Equipment and all replacements of the Equipment shall, unless otherwise agreed in writing by the Lessor, immediately upon installation or replacement, as the case may be, become the property of the Lessor.

                                                                           9(19)


7.8 The Lessee shall keep the Equipment at the Location and may not remove it to a different location without the prior written approval of the Lessor. The Lessee may not sublease or part with possession of the Equipment without the prior written approval of the Lessor.

8     INDEMNITIES

8.1 The Lessee shall be liable for any personal injury or death or property damage arising from or related to the possession, use or operation of the Equipment.

8.2 The Lessee shall indemnify and hold the Lessor harmless from and against any and all liabilities, claims, proceedings, costs and expenses whatsoever arising out of or in any way connected with any breach of this Agreement by the Lessee, or the possession, use or operation of the Equipment or arising on the grounds that any part of the Equipment or the use thereof constitutes an infringement of any patent, copyright, design or similar right.

8.3 The Lessee shall be responsible for and reimburse the Lessor against all taxes, duties and other charges levied or imposed against the Lessor or the Lessee and relating to this Agreement or the Equipment except for taxes on the Lessor's overall income.

8.4 The indemnities contained in this Clause 8 shall not extend to any loss to the extent that such loss is caused by the wilful misconduct or gross negligence of the Lessor or the failure by the Lessor to comply with this Agreement.

8.5 The indemnities contained in this Clause 8 shall continue in full force and effect notwithstanding the expiry of the Lease Period or the termination of this Agreement.

9     INSURANCES

9.1 From the Delivery Date until the Equipment has been returned to the Lessor or purchased by the Lessee hereunder, the Lessee shall purchase and maintain an all-risk insurance covering loss, damage or destruction of the Equipment in an amount equal to or in excess of the Termination Value from time to time, and all other risks normally covered by an insurance of equipment of the same kind, including third party liability and product liability. Should an Event of Loss occur, the procedure set forth in this
      Article 9 below will apply.

9.2 All insurances shall be placed with an international insurer with recognized reputation and responsibility satisfactory to Lessor. Furthermore, the insurances shall name the Lessor as the owner of the Equipment and shall be made payable, in the case of policies covering loss or damage to the Equipment, to the Lessor.

9.3 The Lessee shall before each renewal date of an insurance furnish to the Lessor evidence that the insurance required to be maintained hereunder remains in full force and effect. On request, the Lessee shall provide the Lessor with all other information about, or documents regarding, the insurances maintained in respect of the Equipment.

9.4 If the Lessee does not provide evidence that the insurance coverage complies with this Agreement, the Lessor shall be entitled to take out such insurance, and all costs therefor shall be reimbursed by the Lessee on demand.

                                                                          10(19)


9.5 The Lessee will not do, or omit to do, or permit to be done anything whereby any required insurance would be rendered invalid or unenforceable or the Equipment in any respect not covered by the required insurance.

9.6 As between Lessor and Lessee, it is hereby agreed that all insurance proceeds received under policies required hereby, with respect to the Equipment, will be applied as follows:

      Upon the occurrence of any Event of Loss, with respect to the Equipment or any part of the Equipment, Lessor shall be entitled to and shall receive the entire award, judgement, settlement insurance proceeds or payments and all instalments thereof. Lessee hereby assigns to Lessor any right or interest Lessee may have or may hereafter acquire in any such award or payment; provided that unless an Event of Default shall have occurred and be continuing, Lessee shall be entitled to reimbursement for the amount of such award, judgement, settlement, insurance proceeds or payments actually received by Lessor upon the fulfilment of Lessee's obligation to pay any amount stipulated under Subarticle 9.7 hereof

9.7 Upon the occurrence of any Event of Loss with respect to the Equipment, Lessee shall, on the 30th day following the date on which the Event of Loss shall have been declared by Lessor, pay or cause to be paid in immediately available funds:

      (i) the Termination Value in effect as of such date for the Equipment and

      (ii)  any other unpaid amounts due hereunder.

      At such time as Lessor has received the sum of (i) and (ii) above, with any applicable reduction where insurance proceeds have been applied to pay the sum of (i) and (ii) above, the obligation of Lessee to pay rent hereunder shall terminate and Lessor will transfer to Lessee, without recourse or warranty, all of Lessor's right, title and interest, if any, in and to the Equipment (except software which Lessee takes possession of but not title, as fully described under the heading Software License of the Supply Agreement). The balance, if any, of such insurance proceeds remaining thereafter will be paid to the order of Lessee.

9.8 In the event of damage to the Equipment or any part thereof not constituting an Event of Loss, Lessee shall promptly notify Lessor in writing of such damage and shall remain obligated to make all payments of rent which may become due hereunder in the same manner as if such damage had not occurred. Lessee shall repair and restore the Equipment or any part thereof to the condition required by Article 7 hereof. So long as no Event of Default shall have occurred and be continuing, Lessee shall be entitled to receive the entire award, judgement, settlement, insurance proceeds or payments and all instalments thereof with respect to such damage, to the extent received by Lessor and as provided in this Article 9.

9.9 Notwithstanding anything to the contrary contained in this Article 9, upon the occurrence of an Event of Loss with respect to any part of the Equipment under circumstances where there has not been an Event of Loss with respect to the Equipment, Lessee shall, as promptly as is reasonably possible, duly convey to Lessor, as replacement for any part of the Equipment having suffered an Event of Loss, title to another part of the Equipment of the same manufacturer and of the same or an improved model suitable for installation and use on the Equipment as the part of the Equipment having suffered an Event of Loss. Such replacement part shall be free and clear of all liens, encumbrances or rights of others whatsoever (other than a lien, mortgage or other encumbrance arising from Lessor's own act of default and have a value and utility at least equal to, and be in as good operating condition as, the part of the Equipment with respect to which an Event of Loss has occurred [illegible]

                                                                          11(19)


      such part of the Equipment were in the condition and repair as required by
      Article 7 hereof prior to such Event of Loss.

10    INFORMATION

10.1  At the request of the Lessor, the Lessee shall promptly furnish to the
      Lessor:

      (a)   a detailed inventory of the Equipment, specifying the condition;

      (b)   all records of the maintenance and use of the Equipment;

      (c) all other information in the Lessee's possession regarding the Equipment, its use, location and condition;

      (d) certified copies or other satisfactory evidence of certificates, licences, permits and authorisations necessary or desirable in connection with the possession or use of the Equipment or the due performance by the Lessee of its obligations under this Agreement;

      (e) a written confirmation, signed by a duly authorised officer of the Lessee, confirming that no Default is subsisting;

      (f) budget and projections for the Lessee's operations during the current calendar year; and

      (g)   other information specified in the Special Terms.

10.2 The Lessee shall send to the Lessor within thirty (30) days of the completion of the preparation of, but in any event not later than six months after the expiry of the financial year, the annual financial report of the Lessee and each Security Provider for the preceding financial year. The Lessee shall also send to the Lessor within thirty (30) days of the completion of the preparation of the quarterly financial reports of Lessee.

10.3 The Lessee shall forthwith notify the Lessor of the occurrence of a Default and of any other event which might adversely affect the Lessee's ability to perform any of its obligations under this Agreement, or the ability of any Security Provider to perform any of its obligations under the Security Document to which it is a party, (including in particular fire, theft, logistical problems, strikes, breakdown of any item of the Equipment), and provide the Lessor with full details of any steps which the Lessee (or the relevant Security Provider) is taking, or is considering taking, in order to remedy or mitigate the effect of the Default or otherwise in connection with such events.

10.4 The Lessee shall promptly inform the Lessor of the expiry, or termination of any licence consent or authorisation which the Lessee is obliged to maintain under this Agreement and provide the Lessor with evidence of any new or renewed licences, consents and authorisations, as they become effective.

11    OWNERSHIP AND MARKING

11.1 The Equipment shall at all times be and remain the sole and exclusive property of the Lessor. The Lessee shall at its own cost and expense protect and defend the ownership of the Lessor against all claims, liens and legal proceedings of creditors of the Lessee and other persons, and keep the Equipment free and clear from all claims, liens and proceedings except for liens and charges created by or through

                                                                          12(19)


      the Lessor. The Lessee shall have no right, title or interest in or to the Equipment except as expressly set forth in this Agreement. The Lessee shall not hold itself out as owner of the Equipment and the Lessee may not in its accounts or in any other document treat, or account for, the Equipment as assets of the Lessee.

11.2 On each part of Equipment there shall at all times be affixed, and shall not be removed or covered up, a fireproof plate or another permanent marking, specifically approved by the Lessor bearing the inscription in the Language: "This equipment is owned by AB L M ERICSSON FINANS". The Lessee shall ensure that such name plates are not, during the term of this Agreement, at any time obscured or removed.

12    EVENTS OF DEFAULT

12.1  The following events shall constitute Events of Default:

      (a) the Lessee shall fail to pay any amount due under this Agreement within three (3) Business Days after notice thereof has been given to the Lessee;

      (b) the Lessee shall fail to perform or observe any obligation, covenant or agreement to be performed or observed by it hereunder (other than the obligation to pay any amount due) and such failure shall, if capable of being remedied, continue unremedied for a period of ten
            (10) Business Days after notice of such breach has been given to the Lessee;

      (c) this Agreement for any reason shall become wholly or partially unenforceable as against the Lessee;

      (d) the Lessee or any Security Provider is or becomes insolvent or makes a general assignment for the benefit of, or a composition with, its creditors or any steps are taken or legal proceedings are started for the bankruptcy or winding-up of the Lessee or any Security Provider or for the appointment of a receiver, administrator or similar officer of the Lessee or any Security Provider or all of its assets;

      (e) any officer of any court or any other person takes any step towards attaching, sequestrating, requisitioning, seizing or levying distress on any part of the Equipment, or any part of the Equipment is in fact so attached, sequestrated, requisitioned, seized or distrained upon;

      (f) the Lessee shall do or permit any act or thing which may adversely affect the ownership or the rights of the Lessor in the Equipment or any part thereof;

      (g) the Lessee or any Security Provider shall discontinue all or a substantial part of its business operations or transfer or dispose of all or a material part of its assets;

      (h) any representation or warranty made or repeated by the Lessee herein shall prove to be incorrect or misleading in any respect deemed material by the Lessor;

      (i) the Lessee or any Security Provider shall not pay any indebtedness when due or any indebtedness of the Lessee or any Security

                                                                          13(19)


            Provider shall become prematurely due or placed on demand as a result of an event of default (howsoever described);

      (j) the Equipment, the Lessee, any Security Provider, the business of the Lessee or any Security Provider or any substantial part thereof shall become nationalized;

      (k) the Equipment shall become subject to a lien, charge or encumbrance of any kind which is not created by or through the Lessor;

      (l) any event or series of events shall occur which, in the reasonable opinion of the Lessor, might have a materially adverse effect on the business or financial condition of the Lessee or any Security Provider, or on its ability to fully perform its obligations under this Agreement or the Security Document to which it is a party, as the case may be;

      (m) any decision or agreement being made or entered into to merge or consolidate the Lessee or any Security Provider, or its business with any other company or business;

      (n) any Security Document shall not constitute a legally valid and enforceable security or guarantee, as the case may be;

      (o) the realisable value of the Collateral shall be less than the Termination Value; or

      (p)   other Event(s) of Default specified in the Special Terms.

12.2 Upon the occurrence of any Event of Default and at any time thereafter so long as the same shall be continuing, the Lessor may, at its option, declare this Agreement to be in default and the Lessor may, in addition to any other remedies provided herein or by applicable law, exercise one or more of the following remedies, as the Lessor shall in its sole discretion elect:

      (a) enter the premises of the Lessee or any other place where the Equipment may be located and repossess the Equipment, disconnecting and separating all thereof from any other property and using all means necessary to do so;

      (b) terminate this Agreement, which termination shall be effective immediately upon the Lessor having given notice of termination to the Lessee, whereupon the Lessee's right to possess and use the Equipment shall immediately cease;

      (c) recover all Rent Payments and other payments due as of the date of such default;

      (d) request payment of the Termination Value for the Equipment, upon payment of which the Lessor shall take all steps necessary for the transfer of title to and ownership of the Equipment (except software, which the Lessee takes possession of but not title to as described in the Supply Agreement) "as is" and "where is" to the Lessee;

      (e) demand compensation against any loss, damage, cost, expense or liability which the Lessor may sustain or incur as a consequence of the occurrence of the Event of Default or in connection with the

                                                                          14(19)


            enforcement or preservation of any rights under this Agreement or any Security Document.

12.3 The Lessee hereby waives any right of action against the Lessor arising from the removal, repossession or retention of the Equipment following an Event of Default. The Lessee undertakes to provide the Lessor with all necessary assistance to perform the repossession of the Equipment following an Event of Default.

12.4 If the Lessee fails to perform any of its obligations under this Agreement and continues to do so thirty (30) days from receipt of notice from the Lessor or when an Event of Default has occurred and is continuing, the Lessor may itself perform such obligations for the account of the Lessee without thereby waiving any rights hereunder, and any amount paid or expense incurred in connection with such performance shall be reimbursed by the Lessee on demand.

13    PURCHASE OPTION

13.1 The Lessor hereby grants to the Lessee an option to purchase the Equipment (except software, which the Lessee takes possession of but not title as described in the Supply Agreement) on the terms and conditions set out in this Clause 13 and upon exercise of such option agrees to transfer to the Lessee or its nominee title to and ownership of the Equipment.

13.2 The Lessee can exercise its purchase option on each Option Date, by paying on the relevant Option Date the relevant Option Price to the Lessor, as set forth in the Exhibit 2.

13.3 The right of the Lessee to exercise its purchase option is subject to the following conditions:

      (a) the Lessor shall have received, not later then three (3) months prior to the relevant Option Date written notice of the Lessee's intention to exercise the option; and

      (b) no Default shall have occurred and be continuing when notice is given or occur prior to the relevant Option Date or as a result of the Lessee exercising the purchase option.

13.4 Once given, notice of the Lessee's intention to exercise the purchase option shall be irrevocable.

13.5 When the Lessor has received the Option Price and all other amounts due hereunder on the relevant Option Date, title to the Equipment (except software, which the Lessee takes possession of but not title as described in the Supply Agreement) shall vest in the Lessee.

13.6 The Equipment is sold "as is" and "where is". The Lessor warrants that, immediately prior to transferring title to the Equipment, the Lessor will have good title to the Equipment free from any liens, charges or encumbrances created by or through the Lessor other than such that have been agreed to by the Lessee. Except as aforesaid, the Lessor makes no warranties, express or implied, whether statutory or otherwise, whether as to the state of quality of the Equipment or as to description, repair or fitness for any purpose or otherwise, and all such warranties are hereby expressly excluded.

13.7 The Lessee shall pay to the Lessor on demand all costs and expenses incurred. [illegible] Lessor in connection with the sale of the Equipment under this Clause 13.

                                                                          15(19)


13.8 Should the Lessee not exercise the purchase option, the Lessee may request an extension of the Lease Period at market conditions to be agreed upon between the parties. Such request shall be furnished to the Lessor in writing six (6) months prior to the last day of the Lease Period. Should the parties not have agreed on the conditions for the extension on the last day of the Lease Period then the Equipment shall be returned in accordance with Clause 14.

14    RETURN OF THE EQUIPMENT

14.1 On the last day of the Lease Period, the Lessee shall, unless the Lessee has acquired title to the Equipment, at its own risk and expense, forthwith return the Equipment together with the Technical Documents unencumbered to the location the Lessor designates. The Equipment shall be returned in good repair, only ordinary wear and tear resulting from proper use in compliance with this Agreement excepted. The Lessee shall have no right to be reimbursed for any improvement of the Equipment.

14.2 The Lessee shall be responsible for the proper packing of the Equipment and for shipment and delivery (including payment of freight and insurance) of the Equipment to the place designated by the Lessor.

15    REPRESENTATIONS AND WARRANTIES

15.1  The Lessee represents and warrants to the Lessor that:

      (a) it is duly organised and validly existing under the laws of the relevant jurisdiction as a limited liability company or other kind of business entity as described in the recital to this Agreement, with full power, authority and legal right to carry on its business as presently conducted, to own its property and to execute, and to perform all of its obligations under, this Agreement, and all action required to authorise such execution and performance has been duly taken;

      (b) its operations, and the execution and performance of this Agreement, have not and will not violate any applicable law or regulation or contravene any provision of its constituent documents;

      (c) all governmental or other licences, consents and authorisations necessary or desirable for the execution and performance of this Agreement have been obtained and are in full force and effect;

      (d) this Agreement constitutes legally valid and binding obligations of the Lessee, enforceable in accordance with its terms;

      (e) it is not in breach of or in default under any agreement to which it is a party or by which it or any of its assets is bound, which breach or default might have a materially adverse affect on the business or financial condition of the Lessee;

      (f) no litigation, arbitration or administrative proceedings are current or pending or, to its knowledge threatened, which might, if adversely determined, have a materially adverse effect on its business or financial condition, or its ability to perform its obligations under this Agreement;

                                                                          16(19)


      (g)   no Default is subsisting;

      (h) the latest annual financial report of the Lessee has been prepared in accordance with law and generally accepted accounting principles in the relevant jurisdiction and represents fairly its financial condition;

      (i) all information provided to the Lessor in connection with this Agreement is true, complete and accurate in all respects and the Lessee is not aware of any fact or circumstance which has not been disclosed to the Lessor and which might, if disclosed, be reasonably expected to adversely affect the decision of a person considering whether or not to enter into an agreement of this type with the Lessee;

      (j) there are no deductions or withholdings whatsoever, which have to be made by the Lessee in respect of any payments hereunder;

      (k) the copy of the Supply Agreement provided to the Lessor is true, correct and complete;

      (l) the Supply Agreement is in full force and effect and constitutes legally valid and enforceable obligations of both parties thereto;

      (m) it has fully complied with, and duly performed, its obligations under the Supply Agreement;

      (n)   other representations and warranties specified in the Special Terms.

15.2 The representations and warranties set out in Clause 15.1 shall survive the execution of this Agreement and shall be deemed to be repeated on the Delivery Date, on the Initial Rent Payment Date, on the Lease Commencement Date and on each Rent Payment Date, with reference to the facts and circumstances then existing, as made at each such time.

16    RIGHTS, REMEDIES AND WAIVERS

16.1 The rights and remedies of the Lessor in relation to any misrepresentation or breach of warranty on the part of the Lessee shall not be prejudiced by any investigation by or on behalf of the Lessor or any of its affiliates into the affairs of the Lessee, by the execution or the performance of this Agreement or by any other act or thing which may be done by or on behalf of the Lessor or any of its affiliates in connection with this Agreement.

16.2 No course of dealing or waiver by the Lessor in connection with any provision in this Agreement shall impair any right, power or remedy of the Lessor with respect to any other provision, or be construed to be a waiver thereof.

16.3 No course of dealing and no delay in exercising, or omission to exercise, any right, power or remedy accruing to the Lessor upon any default under this Agreement or any other agreement shall impair any such right, power or remedy or be construed to be a waiver thereof or an acquiescence therein. Nor shall the action of the Lessor in respect of any such default, or any acquiescence by it therein, affect or impair any right, power or remedy of the Lessor in respect of any other default.

                                                                          17(19)

17    MISCELLANEOUS

17.1 The Lessor shall have the right to assign as security its rights under this Agreement in whole or in part, and to pledge the Equipment as security for any financing obtained by it. The Lessee undertakes to respect and comply with any such assignment or pledge and to do all things necessary or desirable to perfect and evidence any such assignment or pledge.

17.2 Without prejudice to the Lessor's right to create a security over its rights hereunder or over the Equipment, the Lessor may assign absolutely its rights and obligations hereunder without the consent of the Lessee, provided the Equipment is sold simultaneously to the assignee. The Lessee shall at the request of the Lessor take all action necessary or desirable in connection with any such assignment and sale. The Lessee may not without the prior written consent of the Lessor assign any rights or obligations hereunder.

17.3 Each party shall appoint an authorised representative who shall be entitled to deal with all matters arising under this Agreement and sign any certificate hereunder or under the Supply Agreement. Each authorised representative may by notice in writing to the representative of other party appoint a new authorised representative in his own place or as an alternate for him.

17.4 All information, notices, communications, opinions and the like required to be given by the Lessee or to be delivered to the Lessor hereunder, if not in the English language, shall be accompanied by an English translation. The English version of all such information, notices, communications, opinions and other documents shall as between the parties prevail in the event of any conflict with the non-English versions thereof.

17.5 All notices and other communications under this Agreement shall be in writing and either delivered by hand or sent by telex, telefax, registered first-class mail or courier, in each case to the address, telex or telefax number of the intended recipient as set out in the Special Terms or as subsequently notified to the other party in accordance herewith. In case of communication by telex or telefax, the original of the communication shall be sent by first-class mail to the recipient. A notice delivered by hand or sent by courier shall be effective when delivered at the address specified for the recipient. A notice given by any other means shall be effective when received by the recipient. A notice received on a non-working day in the place of receipt or after office hours shall be deemed to have been delivered on the following working day.

17.6 This Agreement supersedes all other agreements, oral or written, with respect to the subject matter hereof, and contains the entire agreement between the Lessor and the Lessee with respect to the transactions contemplated hereunder.

17.7 The Lessee and the Lessor shall, from time to time, do and perform such other and further acts and execute and deliver any and all other further instruments as may be required by law or reasonably requested by either party to establish, maintain and protect the respective rights and remedies of the other party and to carry out and effect the intent and purpose of this Agreement.

17.8 The terms and conditions of this Agreement are confidential and shall neither in whole or in part be disclosed to any person nor published without the prior written consent of the parties hereto, provided that this Clause 17.8 shall not prevent disclosure as required by law or ministerial or judicial or parliamentary authority or to the legal or audit or taxation advisers or bankers of any party.

                                                                          18(19)


17.9 Notwithstanding anything in this Agreement to the contrary, if any payment by Lessee under this Agreement or the obligation to make the same or the receipt of the same or the performance by either of the parties hereto of any other of their obligations hereunder is following the execution of this Agreement rendered unlawful or illegal in whole or in part by the act of any government entity so as to render it impossible for the parties hereto to comply with their respective obligations under this Agreement then:

      (a) the parties hereto shall forthwith negotiate with each other in good faith with a view to making arrangements whereby such payment can be made or received or other obligations performed in such manner, place, currency, and other circumstances as shall be lawful and legal and so as to achieve substantially the same result so far as concerns the Lessor and the Lessee as would have been achieved had such payment receipt or other obligation not been rendered unlawful or illegal;

      (b)   if the parties hereto are unable to reach agreement under Subarticle
            (a) above within one month after the date on which the relevant payment was due to be made or received hereunder or the other obligations were due to be performed either party hereto shall be entitled, by notice in writing to the other, to terminate the Lease Period on the latest date permitted by the relevant act of any government entity.

      On any termination of the Lease Period pursuant to this Subarticle 17.9 the Lessee shall pay to the Lessor an amount equivalent to the Termination Value.

      If and when Lessor has received full payment under this Subarticle 17.9 in respect of the Equipment, title to the Equipment (except Software, which Lessee takes possession of but not title as described the Supply Agreement) shall be transferred from Lessor to Lessee or its designee, and Lessor shall issue all other relevant documents necessary for such transfer of title and change of registration of the Equipment, subject, however, to Lessee indemnifying Lessor with respect to past and future operations and obligations relating to the Equipment in accordance with
      Article 8 of this Agreement. Lessee has no right to claim compensation from Lessor with respect to the condition of the Equipment and confirm that the condition of the Equipment on such transfer or title shall be "as is, where is".

17.10 Lessor may set-off or withhold from any amount due and payable to Lessee under this Agreement, any amount due and payable from Lessee under this Agreement or any other agreement between the parties hereto.

      (The following additional provisions shall only apply to this Agreement to the extent provided in the Special Terms.)

17.11 At the request of the Lessor, the Lessee shall promptly sign and deliver to the Lessor the required number of bills of exchange in the Language. In the bills of exchange the date and the amount shall be left open. The bills of exchange shall be in the form attached hereto as Exhibit 8. If any amount hereunder is not paid when due, the Lessor shall be authorised to date one or several of such bills of exchange, fill in the amount of the overdue payment and to use such bill(s) of exchange to recover the overdue payment.

17.12 Without advance notice the Lessor (or its nominee) shall at any time during working hours have the right to enter the premises of the Lessee or any other place where the Equipment may be located for the purpose of inspecting the same or observing its use. Upon the execution of this Agreement the Lessee shall

                                                                          19(19)


      provide the Lessor with an authorisation to this effect in the Language, substantially in the form of Exhibit 9.

17.13 Upon the execution of this Agreement the Lessee shall provide the Lessor with an unconditional authorisation for the Lessor (or its nominee) to repossess the Equipment in the Language. Such authorisation shall be substantially in the form attached hereto as Exhibit 10.

18    APPLICABLE LAW AND JURISDICTION

18.1 This Agreement shall in all respects be governed by and construed in accordance with Swedish law.

18.2 Any dispute, controversy or claim arising out of or in connection with this Agreement, or the breach, termination or invalidity thereof shall be finally settled by arbitration in accordance with the Rules of the Arbitration Institute of the Stockholm Chamber of Commerce. The arbitral tribunal shall be composed of three arbitrators. The proceedings shall take place in Stockholm and be conducted in the English language.

18.3 Notwithstanding Clause 18.2, the Lessor shall be entitled to institute proceedings for the payment of any amount due hereunder, to enforce its rights hereunder to inspect the Equipment, to repossess the Equipment and to enforce bills of exchange in any competent court of law.

Exhibit 1 - Tranche 3


UK
          Cisco*                                              (pound) 21,425

          IDNX*                                               (pound) 36,606

          PFA*                                                (pound)  4,837

          DASS2 (Part of Y3709 order)                         (pound) 70,400

                                                              --------------
                                        Total                 (pound)133,268
                                                              --------------

FINLAND
          Echo cancellors                                         61,600 FIM

* Note: Products marked with an asterix (*) include deliveries to RSL in France and Germany.

                                                                            1(1)

EXHIBIT 2

OPTION DATES AND PRICES


                                              Option Price in per cent of the
Rent Payment Date                             Purchase Price
-----------------                             -------------------------------
  8                                           71,63
 12                                           40
 16                                           25,81
 19                                           14,12

                                                                            1(1)

EXHIBIT 3

TERMINATION VALUE

                                                       Termination Value in
                                                       percent of the
Rent Payment Date                                      Purchase Price
-----------------                                      --------------------
 1                                                          100.00
 2                                                          100.00
 3                                                          100.00
 4                                                          100.00
 5                                                           93.19
 6                                                           86.20
 7                                                           79.01
 8                                                           71.63
 9                                                           64.04
10                                                           56.24
11                                                           48.23
12                                                           40.00
13                                                           36.60
14                                                           33.10
15                                                           29.51
16                                                           25.81
17                                                           20.02
18                                                           18.12
19                                                           14.12
20                                                           10.00

If the Termination Value becomes due and payable on a Rent Payment Date, it shall be the amount set out above. If the Termination Value becomes due and payable on any other day, it shall be the amount set out above for the preceding Rent Payment Date plus interest on such amount at the Interest Rate from the preceding Rent Payment Date to the day when the Termination Value becomes due and payable. If the Termination Value is not paid on the due date, Default Interest will be payable on the Termination Value in accordance with Clause 6.7.

                                                                            1(3)

EXHIBIT 5

CONSENT AND AGREEMENT

relating to

a supply agreement made between Ericsson Ltd., UK (the "Supplier") and RSL Com Europe Ltd., UK (the "Assignor") and dated December 6, 1995 (the "Supply Agreement")

and

a lease agreement made between AB L M Ericsson Finans (the "Assignee") as lessor and the Assignor as lessee and dated April 10, 1996 (the "Lease Agreement").

Terms defined in the Lease Agreement and not otherwise defined herein shall bear the same meaning when used herein.

1. Pursuant to Clause 3.1 of the Lease Agreement, the Assignor has assigned to the Assignee all of the Assignor's rights and interest in respect of the Equipment under the Supply Agreement, including in particular the right to acquire title to and ownership of the Equipment Pursuant to Clause 3.2 of the Lease Agreement, the Assignee has assumed certain of the Assignor's obligations under the Supply Agreement, including in particular the obligation to pay the Purchase Price. The Supplier hereby acknowledges notice of and consents to the aforementioned assignment and assumption and to all terms of Clause 3 of the Lease Agreement.

2. If the Lease Commencement Date has not occurred on or prior to the Final Availability Date, the Assignee shall under Clause 3.6 of the Lease Agreement be entitled to terminate the Lease Agreement by giving written notice to the Supplier and the Assignor. Following such notice, the Supplier agrees that the Supply Agreement shall apply between the Assignor and the Supplier as if this Consent and Agreement had never been executed and the Assignee shall have no rights or obligations under the Supply Agreement.

3. The Supplier hereby acknowledges and accepts that the Assignor shall prior to the Lease Commencement Date, in accordance with the Lease Agreement and the authorities and instructions from time given by the Assignee, be entitled to exercise certain of the rights under the Supply Agreement assigned to the Assignee.

                                                                            2(3)

4. The Supplier hereby acknowledges and accepts the assignment contained in Clause 5.6 of the Lease Agreement, according to which any and all guarantees, warranties and other rights (ownership excluded) given in respect of the Equipment under the Supply Agreement and assigned to the Assignee absolutely (as described in paragraph 1 hereof) shall for the Lease Period be assigned to the Assignor. Following written notice from the Assignee that the Lease Period has expired or terminated otherwise than by the Assignor purchasing the Equipment, the aforementioned assignment shall immediately terminate.

5.    Amendments to the Supply Agreement:
      [             ]

6. All notices and other communications under this consent an Agreement shall be in writing and either delivered by hand sent by telex, telefax, registered first class mail or courier in case of the Assignor or the signer to the address, telex or telefax number set out in the Lease Agreement, and in case of the Supplier to the address, telex or telefax number set out in the Supply Agreement, or as subsequently notified by any party to the other parties in accordance herewith. In case of communication by telex or telefax, the original of the communication shall be sent by first-class mail to the recipient. A notice delivered by hand or sent by courier shall be effective when delivered at the address specified for the recipient. A notice given by any other means shall be effective when received by the recipient. A notice received on a non-working day in the place of receipt or after office hours shall be deemed to have been delivered on the following working day.

7. This Consent and Agreement shall in all respects be governed by and construed in accordance with Swedish law.

8. Any dispute, controversy or claim arising out of or in connection with this Consent and Agreement, or the breach, termination or invalidity thereof, shall be finally settled by arbitration in accordance with the Rules of the Arbitration Institute of the Stockholm Chamber of Commerce (the "Institute"). The arbritral tribunal shall be composed of three arbitrators. Unless the parties agree otherwise all arbitrators shall be nominated by the Institute. The proceedings shall take place in Stockholm and be conducted in the English language.

9. The parties agree that in the event that there are, at the time any party desires to initiate arbitration proceedings against any other party hereunder, pending or contemplated proceedings under the Lease Agreement or the Supply Agreement, all proceedings shall be cumulated. If

                                                                            3(3)


      proceedings are pending under the Lease Agreement or the Supply Agreement, the proceedings hereunder shall be referred to the arbitral tribunal for such pending proceedings, unless the tribunal decides that a cumulation is not expedient. If no proceedings are pending, one arbitral tribunal shall be nominated for all proceedings. All arbitrators in such tribunal shall, unless the parties agree otherwise, be nominated by the Institute.

Date: [ILLEGIBLE]                            Date:  10/4/96

ERICSSON LTD.                                RSL COM EUROPE LTD.



/s/ [ILLEGIBLE]                              /s/ [ILLEGIBLE]
--------------------------------             -----------------------------------


Date: 10 APRIL - 96

AB L M ERICSSON FINANS



/s/ [ILLEGIBLE]
--------------------------------

EXHIBIT 6

CERTIFICATE OF DELIVERY/ACCEPTANCE*

LEASE AGREEMENT dated

We hereby confirm that the equipment is duly delivered to/accepted by* us in accordance with and subject to the provisions of the Supply Agreement, and that the conditions of such equipment in all respects complies with the provisions of the Lease Agreement.

The equipment __________________________________________________________________

was delivered to/Accepted by* us on ____________________________________________

in accordance with the invoice(s) No.___________________________________________



_______________________________________       __________________________________
(place)                                       (Date)


RSL COM EUROPE LTD


_______________________________
(Signature)


* Delete as appropriate.

                                                                            1(1)


EXHIBIT 7

RENT PAYMENTS

(Lease Commencement Date     0)

                     Percent of the Purchase       Outstanding balance in
Rent Payment Date    Price in each Rent Payment    percent of the Purchase Price
-----------------    --------------------------    -----------------------------

1                    0                             100
2                    0                             100
3                    0                             100
4                    0                             100
5                    6,81                          93,19
6                    6,99                          86,20
7                    7,19                          79,01
8                    7,38                          71,63
9                    7,59                          64,04
10                   7,80                          56,24
11                   8,01                          48,23
12                   8,23                          40,00
13                   3,40                          36,60
14                   3,50                          33,10
15                   3,59                          29,51
16                   3,69                          25,81
17                   3,79                          22,02
18                   3,90                          18,12
19                   4,01                          14,12
20                   4,12                          10,00

                                   EXHIBIT 11

                               DATED 10 APRIL 1996



                             RSL COM EUROPE LIMITED


                                       to


                              AB LM ERICSSON FINANS


                                    DEBENTURE

THIS DEBENTURE is made the              day of April 1996

BETWEEN:

(1) RSL COM EUROPE LIMITED (registration number 3040192) whose registered office is at 9 Old Queen Street, Westminster, London SW1H 9JA, England ("the Company"); and

(2) AB LM ERICSSON FINANS, a Swedish limited liability company ("the Chargee").

NOW THIS DEED WITNESSETH as follows:

1.    The Company hereby:

      1.1 COVENANTS with the Chargee to pay and discharge as and when the same fall due all its indebtedness and other obligations to the Chargee both present and future and howsoever arising whether solely or jointly with any other person and whether as principal or surety including interest thereon at such rate as may be agreed in writing from time to time between the Company and the Chargee and whether before or after the execution of this Debenture and together also with all charges costs and expenses payable in connection therewith (collectively "the Secured Liabilities"); and

      1.2 with full title CHARGES in favour of the Chargee by way of floating charge the whole of its undertaking and all its property assets and rights (collectively "the Charged Property") as a continuing security for the payment and discharge of the Secured Liabilities.

2. Power is hereby reserved to the Company to create or leave outstanding any Debenture, fixed charge or other security of whatsoever kind over the whole or any part of the Charged Property but not a floating charge, such Debenture, charge or security but not a floating charge to rank in point of security in priority to the floating charge hereby created and the Chargee agrees at the cost of the Company to execute such documents as the Company may reasonably request to give effect hereto.

3. The moneys hereby secured shall become payable and all rights of the Company to deal for any purpose whatever with the Charged Property or any part thereof shall forthwith cease on the happening of any of the following events:-

      3.1 if an order is made or an effective resolution passed for winding up the Company

      3.2 if a petition is presented or an order is made against the Company for the appointment of an administrator

      3.3 if the Company stops payment or ceases to carry on its business or substantially the whole of its business or threatens to cease to carry on the same or if the Company without the prior consent in writing of the Chargee shall sell assign, charge, hire, lease or part with or share possession of or otherwise dispose of the Charged Property or any part thereof or any interest of the Company therein or purport to do so

      3.4 if any encumbrancer takes possession or a receiver administrative receiver or manager is appointed of all or any part of the property of the Company;

      3.5 if the Company makes any agreement or composition with its creditors

4. Further, the Chargee may under the hand of any of its officers or managers or by deed appoint a Receiver or Receivers of the whole or any part of the Charged Property only if at the time of such appointment a petition shall have been presented applying for an administration order to be made in respect of the Company.

      A Receiver so appointed may (subject to statute) be removed in like manner.

5. Every such Receiver shall:-

      5.1 be the agent of the Company (which shall be solely responsible for his acts defaults expenses and remuneration);

      5.2 be remunerated at such rate as the Chargee shall determine;

      5.3 have (and if more than one may exercise severally or jointly) the powers set out in Schedule 1 to the Insolvency Act 1986;

      5.4 (subject to the discharge of liabilities having priority to the Secured Liabilities and save insofar as otherwise directed by the Chargee) apply all money received by him first in the payment and discharge of his borrowings, expenses, other liabilities and remuneration secondly, in or towards discharge of the Secured Liabilities in such order as the Chargee may require and thirdly in payment of any surplus to the Company or other person entitled thereto.

6. 6.1 This Debenture shall be in addition to and shall be independent of every other security which the Chargee may at any time hold for any of the liabilities of the Company to the Chargee. No prior security held by the Chargee over the whole or any part of the Charged Property shall merge in the security hereby constituted.

      6.2 This Debenture shall remain in full force and effect as a continuing security until discharge by the Chargee.

      6.3 Nothing contained in this Debenture is intended to, or shall operate so as to, prejudice or affect any bill, note, guarantee, Debenture, pledge, charge or other security of any kind whatsoever which the Chargee may have for the liabilities of the Company or any of them or any right, remedy or privilege of the Chargee thereunder.

7. The Chargee shall not nor shall any Receiver appointed as aforesaid by reason of him or the Receiver entering into possession of the Charged Property or any part thereof be liable to account as chargee in possession or be liable for any loss on realisation or for any default or omission for which a chargee in possession might be liable but every Receiver duly appointed by the Chargee under the powers in that behalf hereinbefore contained shall be deemed to be the agent of the Company for all purposes and shall as sub-agent for all purposes be deemed to be in the same position as a Receiver duly appointed by a chargee under the Law of Property Act 1925 and every such Receiver and the Chargee shall be entitled to all the rights powers privileges and immunities by the said Act conferred on chargees and receivers when such receivers have been duly appointed under the Act

8. No purchaser chargee or other person or company dealing with the Chargee or the Receiver or their respective agents shall be concerned to enquire whether the moneys hereby secured have become payable or whether the power which the Receiver is purporting to exercise has become exercisable or whether any money remains due on this Debenture or to see to the application of any money paid to the Chargee or to such Receiver

9. The Chargee and every Receiver attorney manager agent or other person appointed by the Chargee hereunder shall be entitled to be indemnified out of the Charged Property on a full indemnity basis in respect of all liabilities and expenses incurred by him in the execution or purported execution of any of the powers authorities or discretions vested in him pursuant to these conditions and against all actions proceedings costs claims and demands in respect of any matter or thing done or omitted in anyway relating to the Charged Property or in connection with the perfection or enforcement or attempted enforcement of the security hereby constituted or any other security held by the Chargee for the liabilities of the Company to the Chargee or any guarantee to the Company in respect thereof and the Chargee and any such Receiver may retain and pay all sums in respect of the same out of any moneys received under the powers hereby conferred

10. A notice may be served by leaving it at or by sending it through the post to the registered office of the Company or to the Chargee at the address hereinbefore set out (as the case may be) and any notice posted shall be deemed to have been served at the expiration of seventy-two hours after it has been posted and in proving service of such notice it shall be sufficient to prove that the envelope containing the same was properly addressed stamped and posted

11. This Debenture shall be governed by and construed in accordance with English law, and the Company hereby irrevocably submits to the non-exclusive jurisdiction of the English courts.

12. Each of the provision contained in this Debenture shall be severable and distinct from one another and if at any time any one or more of such provisions is or becomes invalid, illegal or unenforceable, the validity, the legality and unenforceability of each of the remaining provision of this Debenture shall not in any way be affected, prejudiced or impaired thereby.

l3. The Chargee shall have a full and unfettered right to assign the whole or any part of the benefit of this Debenture and the expression "the Chargee" wherever used herein shall be deemed to include the assignees and other successors, whether immediate or derivative, of the Chargee, who shall be entitled to enforce and proceed upon this Debenture in the same manner as if named herein. The Chargee shall be entitled to impart any information concerning the Company to any such assignee or other successor or any participant or proposed assignee, successor or participant.

14. 14.1 Any reference herein to any statute or to any provision of any statute shall be construed as a reference to any statutory modification or re-enactment thereof and to any regulations or orders made thereunder and from time to time in force.

      14.2 The Clause headings shall not affect the construction hereof.

15. The Company hereby certifies that its creation by this Debenture in favour of the Chargee does not contravene any of the provisions of its Memorandum and Articles of Association

IN WITNESS whereof the Company and the Chargee have executed this deed the day and year first above written.

THE COMMON SEAL of            )
RSL COM EUROPE LIMITED        )
was hereunto affixed in       )
the presence of:              )



      Director                               /s/ RSL Com Europe Limited

      Secretary


SIGNED as a DEED by           )
AB LM ERICSSON FINANS         )
acting by                     )
                              )


      Director                               /s/ AB LM Ericsson Finans


      Director                               /s/ AB LM Ericsson Finans

EXHIBIT 12

SUB-LESSEE'S CONSENT

relating to a lease agreement made between AB L M Ericsson Finans ("Ericsson") as lessor and RSL Com Europe Ltd ("RSL") as lessee and dated
_____________________ (the "Lease Agreement").

Terms defined in the Lease Agreement and not otherwise defined herein shall bear the same meaning when used herein.

1. Pursuant to Clause 7.8 of the Lease Agreement, Ericsson has accepted that RSL may sublease the Equipment to RSL Com OY, Finland, RSL Com France S.A. and RSL Com Deutschland GmbH, on terms and conditions set out therein.

2. We, the undersigned sub-lessee hereby acknowledge and agree that (i) the sub-lease arrangement between us and RSL shall terminate one day prior to the expiration or termination for whatever cause of the Lease Agreement,
      (ii) we shall be bound by the terms and conditions of the Lease Agreement, including but not limited to provisions regarding the use and ownership of the Equipment, (iii) Ericsson shall be third party beneficiary to the sub-lease arrangement between us and RSL, and (iv) we will not in any way hinder or obstruct Ericsson from re-taking possession of the Equipment under the Lease Agreement.

3. We, the undersigned sublessee, hereby acknowledge and agree that (i) Ericsson shall not be responsible for any loss or damage to us or any third parties caused by the Equipment or Ericsson's performance of the Lease Agreement, including but not limited to direct or indirect damages such as loss of profit and (ii) we shall defend, indemnify and hold harmless Ericsson from all claims, losses, damages, expenses (including attorneys' fees), and other liabilities arising out of our use or possession of the Equipment, to the fullest extent permitted by law.

4. The Consent shall in all respects be governed by and construed in accordance with Swedish law.

5. Any dispute, controversy or claim arising out of or in connection with this Consent or the breach, termination or invalidity thereof, shall be finally settled by arbitration in accordance with the Rules of the Arbitration Institute of the Stockholm Chamber of Commerce (the "Institute"). The arbitral tribunal shall be composed of three arbitrators. Unless the parties agree otherwise all arbitrators shall be nominated by the Institute. The proceedings shall take place in Stockholm and be conducted in the English language.


Date:

(SUB-LESSEE)


_______________________________




Date:

AB L M ERICSSON FINANS


_______________________________